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Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Microvision, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

  1)
  the Company's Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  the information contained in the Company's Form 10-K for the year ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD F. RUTKOWSKI Richard F. Rutkowski Chief Executive Officer

Dated: March 15, 2004

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CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002